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                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                         10 1/4% SENIOR NOTES DUE 1997
                                       OF

                            CARLISLE PLASTICS, INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Carlisle Plastics, Inc. (the "Company") made pursuant to the Prospectus dated _______, 1995 (the "Prospectus") if certificates for the 10 1/4% Senior Noted due 1997 (the "Old Notes") of the Company are not immediately available or if the Old Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used by not defined herein have the meaning given to them in the Prospectus.

        To:  United States Trust Company of New York, The Exchange Agent


By Registered or Certified Mail:                             By Overnight Courier:

United States Trust Company of New York                      United States Trust Company of New York
P.O. Box 844 Cooper Station                                  770 Broadway
New York, New York  10276                                    New York, New York  10003
                                                             Attention:  Corporate Trust Operations

By Hand:                                                     By Facsimile:

United States Trust Company of New York                      (212) 420-6152
65 Beaver Street                                             Attention:  Customer Service
New York, New York  10005
Attention:       Ground Level                                Confirm by telephone:  (800) 548-6565
                 Corporate Trust Operations

         Delivery of this instrument to an address, or transmission of instructions via a facsimile, other than as set forth above does not constitute a valid delivery.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Carlisle Plastics, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ________________ Old Notes pursuant to the guaranteed delivery procedures set (number of notes) forth in Instruction 1 of the Letter of Transmittal.

           NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Old Notes (if available)    Name(s) of Record Holder(s)



- ----------------------------------------------     --------------------------------------------------


- ----------------------------------------------     --------------------------------------------------
                                                                 Please print or type


                                                   Address
                                                          -------------------------------------------


                                                   ---------------------------------------------------

                                                   Area Code and Tel. No.
                                                                          ----------------------------

                                                   Signature(s)
                                                                --------------------------------------


                                                   ---------------------------------------------------

                                                   Dated:
                                                           -------------------------------------------



                                   GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Old Notes complies with Rule





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10b-4 and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five New York Stock Exchange trading days after timely receipt by the Exchange Agent of this properly completed and duly executed Notice of Guaranteed Delivery.


Name of Firm
            ------------------------------       -----------------------------
                                                      Authorized Signature

Address                                          Name
       ------------------------------------           ------------------------
                                                        Please Print or Type

                                                 Title
- ------------------------------------------            ------------------------
                            Zip Code

Area Code and Tel. No.                           Date
                      ---------------------           ------------------------

Dated:                               , 1995
      ------------------------------


NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER TIMELY RECEIPT HEREOF.



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